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 8                                                 EXHIBIT 23.1

Consent of Independent Auditors'

The Board of Directors
Airgas, Inc.:

We consent to the use of our report included in the Company's annual report on Form 10-K for the year ended March 31, 1997 which has been incorporated herein by reference.


Philadelphia, PA
December 10, 1997
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